NEWS
FOR IMMEDIATE RELEASE

Contact Information:
ESS Technology, Inc.	Rebecca Mack
Investor Relations	Bergman Mack & Associates
(510) 492-1161	(949) 981-4496
rebecca@bergmanmack.com
ESS Technology, Inc. Announces Filing of Registration
Statement on Form S-4
     FREMONT, Calif., April 16, 2008—ESS Technology, Inc. (Nasdaq:ESST), through its wholly owned subsidiary, Echo Technology (Delaware), Inc., a Delaware corporation, filed a Registration Statement on Form S-4 (registration statement 333-150234, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) on April 14, 2008. The Registration Statement includes a proxy statement of ESS Technology and a prospectus and proxy statement of Echo Technology (Delaware), Inc., and had not been declared effective by the SEC. The Registration Statement relates to the proposed sale of ESS Technology to Imperium Master Fund, Ltd. (“Imperium”). ESS Technology previously announced that on February 21, 2008, ESS Technology, Echo Technology (Delaware), Inc., Semiconductor Holding Corporation, a Delaware corporation and wholly owned subsidiary of Imperium, and Echo Mergerco, Inc., a Delaware corporation and a wholly owned subsidiary of Imperium, entered into an Agreement and Plan of Merger pursuant to which ESS Technology is expected to be acquired by Imperium.
About ESS Technology
     ESS Technology, Inc. designs and markets high-performance digital video processors for the consumer market. ESS Technology, headquartered in Fremont, California, has R&D, sales, and technical support offices worldwide. ESS Technology’s common stock is traded on the NASDAQ Global Market under the symbol “ESST”. ESS Technology’s web site address is: http://www.esstech.com.
     This communication does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval. INVESTORS AND SECURITY HOLDERS OF ESS TECHNOLOGY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS INCLUDED WITH THE REGISTRATION STATEMENT FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the Registration Statement, including the joint proxy statement/prospectus, and other documents filed with the SEC by ESS Technology or Echo Technology (Delaware), Inc. through the Web site maintained by the SEC at http://www.sec.gov. Free copies of the Registration Statement, including the joint proxy statement/prospectus, and other documents filed with the SEC can also be obtained by directing a request to ESS Technology. ESS Technology and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding ESS Technology’s directors and executive officers for the year ended December 31, 2007 is available in the Registration Statement.
The matters discussed in this news release include certain forward-looking statements that involve risks and uncertainties, including, but not limited to, the uncertainty associated with the conditions to the closing of our merger transaction with Imperium, and the other risks detailed from time to time in the SEC reports of ESS Technology, including the reports on Form 10-K, Form 10-Q and Form 8-K (if any) which we incorporate by reference. Examples of forward-looking statements include statements regarding the closing of our merger transaction with Imperium. These forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof and include the assumptions that underlie such statements. Forward-looking statements may contain words such as “will”, “expect”, “anticipate”, “believe”, “continue”, “plan”, “should”, other comparable terminology or the negative of these terms. Actual results could differ materially from those projected in the forward-looking statements. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.
# # #